UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2023

TRITON INTERNATIONAL LIMITED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Bermuda	001-37827	98-1276572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Place, 5th Floor, 31 Victoria Street Hamilton HM 10, Bermuda

(Address of Principal Executive Offices, including Zip Code)

Telephone: (441) 294-8033

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.01 par value per share	TRTN	New York Stock Exchange
8.50% Series A Cumulative Redeemable Perpetual Preference Shares	TRTN PRA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Perpetual Preference Shares	TRTN PRB	New York Stock Exchange
7.375% Series C Cumulative Redeemable Perpetual Preference Shares	TRTN PRC	New York Stock Exchange
6.875% Series D Cumulative Redeemable Perpetual Preference Shares	TRTN PRD	New York Stock Exchange
5.75% Series E Cumulative Redeemable Perpetual Preference Shares	TRTN PRE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note:

On September 28, 2023, Triton International Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Triton” or the “Company”), completed the transactions contemplated by the Agreement and Plan of Merger, dated as of April 11, 2023 (the “Merger Agreement”), by and among the Company, Brookfield Infrastructure Corporation, a corporation organized under the laws of British Columbia (the “Public Parent” or “BIPC”), Thanos Holdings Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Parent”) and Thanos MergerSub Limited, an exempted company limited by shares incorporated under the laws of Bermuda and a subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement and the Statutory Merger Agreement, dated as of September 28, 2023, among the Company, BIPC, Parent and Merger Sub (the “Statutory Merger Agreement”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger (the “Surviving Company”) as a subsidiary of Parent.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated by reference in this Item 2.01.

Completion of the Merger

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), and as a result of the Merger, each common share, par value $0.01 per share, of the Company (the “Common Shares”) issued and outstanding immediately prior to the Effective Time (other than (A) Common Shares owned by the Company or any of its wholly owned subsidiaries, (B) Common Shares owned by Public Parent, Parent, Merger Sub or any of their wholly owned subsidiaries and, in each case, not held on behalf of third parties, (C) Common Shares contributed to an affiliate of Parent by certain rollover investors in accordance with the terms of the applicable rollover agreement between an affiliate of Parent and such rollover investor and (D) any dissenting Common Shares), was canceled and automatically converted into the right to receive, at the election of each shareholder (subject to proration to the extent cash or BIPC Shares were oversubscribed), (x) mixed consideration of $68.50 in cash and 0.3895 Class A exchangeable subordinate voting shares (“BIPC Shares”) of Public Parent, (y) all-cash consideration in an amount equivalent in value to the mixed consideration, which was equal to approximately $83.16, or (z) all-BIPC Share consideration in an amount equivalent in value to the mixed consideration, which was equal to 2.21 BIPC Shares (together, the “Merger Consideration”). The number of BIPC Shares issued in exchange for each Common Share was subject to a collar mechanism set forth in the Merger Agreement, which was based on the weighted average price of BIPC Shares on the New York Stock Exchange (the “NYSE”) over the 10 consecutive trading days ending on the second trading day prior to the Effective Time (the “BIPC Final Share Price”). The BIPC Final Share Price was approximately $37.64.

Pursuant to the Merger Agreement, at the Effective Time, each of the Company’s unvested restricted shares and restricted share units outstanding as of immediately prior to the Effective Time was converted into the right to receive an amount in cash equal to the product obtained by multiplying (x) the number of shares subject to such restricted share or restricted share unit (with respect to any performance-based vesting requirements, assuming attainment of the maximum level of performance), as applicable, and (y) the cash value of the Merger Consideration, plus any unpaid cash in respect of dividends accrued prior to the Effective Time with respect to such restricted share or restricted share unit, subject to applicable tax withholdings (the “Unvested Company Equity Award Consideration”). Subject to the applicable holder’s continued service with Parent and its affiliates (including the Surviving Company), the Unvested Company Equity Award Consideration will vest and become payable upon the earlier to occur of the satisfaction of the vesting conditions (including any vesting acceleration provisions) that applied to the corresponding portion of the applicable unvested restricted shares or restricted share units immediately prior to the Effective Time, or the twelve month anniversary of the Effective Time. The Unvested Company Equity Award Consideration will otherwise remain subject to the same terms and conditions that were applicable to the underlying Company restricted share or restricted share unit, as applicable, immediately prior to the Effective Time.

The Company’s Series A-E cumulative redeemable perpetual preference shares (the “Preference Shares”) continued as preference shares of the Surviving Company and remained outstanding following the closing of the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed with the U.S. Securities and Exchange Commission (“SEC”) on April 12, 2023 as Exhibit 2.1 to the Company’s Current Report on Form 8-K, and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01. On September 28, 2023, the Company notified the NYSE that the Merger had been completed, and requested that the NYSE suspend trading of the Common Shares on the NYSE prior to the opening of trading on September 28, 2023. The Company also requested that the NYSE file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of the Common Shares from the NYSE and the deregistration of such Common Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Common Shares will no longer be listed on the NYSE.

In addition, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of the Common Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 13 of the Exchange Act with respect to the Common Shares.

The Company’s Preference Shares continue to be listed and traded on the NYSE.

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

In connection with the consummation of the Merger and at the Effective Time, holders of Common Shares and holders of restricted shares and restricted share units of the Company, other than dissenting shares, ceased to have any rights in connection with their holding of such securities (other than their right to receive the Merger Consideration or Unvested Company Equity Award Consideration, as applicable) and accordingly, no longer have any interest in the Company’s future earnings or growth.

Item 4.01. Change in Registrant’s Certifying Accountant.

(a)	Resignation of Previous Independent Registered Public Accounting Firm

On September 28, 2023, the Company was notified that KPMG LLP (“KPMG”) was resigning its engagement as the Company’s independent registered public accounting firm effective upon the consummation of the Merger. KPMG evaluated the SEC auditor independence rules relative to BIPC and determined they would no longer meet the requirements to be considered independent in fact and appearance with respect to the Company upon the consummation of the Merger. KPMG’s resignation as the Company’s independent registered public accounting firm was accepted by the Company’s Audit Committee.

During the two fiscal years ended December 31, 2022, and the subsequent interim period through September 28, 2023, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K (as amended, “Regulation S-K”) under the Exchange Act.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided KPMG with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that KPMG furnish it with a letter addressed to the SEC stating whether it agrees with the above statements in this Item 4.01(a). A copy of KPMG’s letter, dated September 28, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

On September 28, 2023, in accordance with the authority of the Audit Committee as specified in its charter, the Audit Committee approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2023 effective upon the consummation of the Merger, subject to completion of Deloitte’s standard client acceptance process, including independence procedures and execution of an engagement letter.

During the two fiscal years ended December 31, 2022, and the subsequent interim period through September 28, 2023, neither the Company nor anyone on its behalf consulted with Deloitte regarding (1) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.01 Changes in Control of the Registrant.

The information set forth in the Introductory Note and in Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the completion of the Merger, Parent and its affiliates acquired all of the outstanding Common Shares of the Company not already held by Parent or its affiliates and the Company became a subsidiary of Parent. The aggregate Merger Consideration was approximately $3.77 billion in cash and 21.45 million BIPC Shares. Parent funded the cash portion of the Merger Consideration through equity financing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

Directors

Pursuant to the terms of the Merger Agreement, immediately prior to, but conditioned on the occurrence of, the Effective Time, Brian M. Sondey, Annabelle Bexiga, Claude Germain, John S. Hextall, Kenneth Hanau, Malcom P. Baker, Niharika Ramdev, Robert L. Rosner, Robert W. Alspaugh, Simon R. Vernon and Terri A. Pizzuto each resigned from their positions as members of the board of directors of the Company and from any and all committees of the board of directors on which they served. In addition, pursuant to the terms of the Merger Agreement and the Statutory Merger Agreement, from and after the Effective Time, James A. Bodi and Gregory E. A. Morrison, who were directors of Merger Sub immediately before the Effective Time, became members of the board of directors of the Surviving Company (the “Surviving Company Board”).

Immediately following the Effective Time, Mr. Sondey, Ms. Pizzuto, David Joynt, Ben Vaughan and John C. Hellmann were appointed to the Surviving Company Board and Mr. Morrison resigned from the Surviving Company Board. Mr. Joynt and Mr. Vaughan were appointed to the Compensation Committee of the Surviving Company Board and Ms. Pizzuto was appointed to the Audit Committee of the Surviving Company Board.

Ms. Pizzuto and Brookfield Infrastructure Fund V GP LLC entered into a letter agreement on September 28, 2023 in connection with Ms. Pizzuto’s appointment as a non-employee director to the Surviving Company Board. The letter agreement provides that Ms. Pizzuto will receive an annual cash retainer equal to $200,000 and reimbursement for reasonable business expenses.

Mr. Bodi, Mr. Joynt, Mr. Vaughan and Mr. Hellmann are employees of an affiliate of Parent and Public Parent, and were appointed to the Surviving Company Board in connection with such employment. Other than the foregoing, there are no arrangements or understandings between Mr. Bodi, Mr. Joynt, Mr. Vaughan or Mr. Hellman and any other person pursuant to which such individual was appointed to the Surviving Company Board.

The Surviving Company intends to enter into the Company’s standard form of indemnification agreement for directors and certain officers (which was previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on July 14, 2016) with each of Mr. Bodi, Mr. Joynt, Mr. Vaughan and Mr. Hellmann.

Except as disclosed herein, none of Mr. Bodi, Mr. Joynt, Mr. Vaughan and Mr. Hellmann, the Surviving Company’s new directors, is a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Officers

Pursuant to the terms of the Merger Agreement, the officers of the Company immediately prior to the Effective Time continued as officers of the Surviving Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the memorandum of association of the Surviving Company was amended and restated in its entirety to be in substantially the form of the memorandum of association of Merger Sub as in effect immediately prior to the Effective Time (the “Memorandum of Association”). A copy of the Memorandum of Association is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On September 28, 2023, the Company issued a press release announcing the consummation of the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of April 11, 2023, by and among Triton International Limited, Brookfield Infrastructure Corporation, Thanos Holdings Limited and Thanos MergerSub Limited (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 12, 2023).

3.1	Memorandum of Association of Triton International Limited

16.1	Letter from KPMG dated September 28, 2023

99.1	Press Release of Triton International Limited issued September 28, 2023

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish the omitted schedules to the U.S. Securities and Exchange Commission upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triton International Limited

Date: September 28, 2023	By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Senior Vice President, General Counsel and Secretary